Hovnanian Enterprises, Inc.

Refinancing Transaction











Hovnanian Enterprises, Inc.

Note: All statements in this presentation that are not historical facts should be considered as "Forward-Looking Statements" within the meaning of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such forward-looking statements include but are not limited to statements related to the Company's goals and expectations with respect to its financial results for future financial periods. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. By their nature, forward-looking statements: (i) speak only as of the date they are made, (ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of a sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) levels of indebtedness and restrictions on the Company's operations and activities imposed by the agreements governing the Company's outstanding indebtedness; (4) the Company's sources of liquidity; (5) changes in credit ratings; (6) changes in market conditions and seasonality of the Company's business; (7) the availability and cost of suitable land and improved lots; (8) shortages in, and price fluctuations of, raw materials and labor; (9) regional and local economic factors, including dependency on certain sectors of the economy, and employment levels affecting home prices and sales activity in the markets where the Company builds homes; (10) fluctuations in interest rates and the availability of mortgage financing; (11) changes in tax laws affecting the after-tax costs of owning a home; (12) operations through joint ventures with third parties; (13) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (14) product liability litigation, warranty claims and claims made by mortgage investors; (15) levels of competition; (16) availability and terms of financing to the Company; (17) successful identification and integration of acquisitions; (18) significant influence of the Company's controlling stockholders; (19) availability of net operating loss carryforwards; (20) utility shortages and outages or rate fluctuations; (21) geopolitical risks, terrorist acts and other acts of war; (22) increases in cancellations of agreements of sale; (23) loss of key management personnel or failure to attract qualified personnel; (24) information technology failures and data security breaches; (25) legal claims brought against us and not resolved in our favor; and (26) certain risks, uncertainties and other factors described in detail in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

Hovnanian Announces Refinancing Transactions

These slides provide a summary of certain significant terms of the refinancings and their effects. The slides do not purport to describe all relevant terms and conditions. Readers should review the transactions documents in their entirety, available as part of Hovnanian's SEC filings, for a complete understanding of their contents.

Point 1 – Refinance 7.0% Senior Notes

Company will refinance the 7.0% Senior Notes in their entirety, with a 5% unsecured term loan maturing in 2027 from GSO.

Point 2 – Refinance 8.0% Senior Notes

- The Company has launched an exchange offer today (the "Exchange") for up to $185.0 million of its 8.0% Senior Notes for the following consideration:
  - $26.5 million of cash
  - Two unsecured notes:
    - Up to $99.9 million of 13.5% Unsecured Notes due 2026
    - Up to $99.4 million of 5.0% Unsecured Notes due 2040
  - Assuming $185 million of exchange participation, the consideration received is 122% of face value of the notes exchanged and assuming $140 million of exchange participation (the minimum amount), the consideration received is 121% of the face value of the notes exchanged
  - Via the exchange, a company affiliate will purchase $26 million of 8.0% Senior Notes
    - The 13.5% and 5% notes contain covenants preventing company from making interest payments prior to maturity solely on those affiliate-held notes
  - GSO has provided an additional $80 million commitment, under the same terms as the term loan in Point 1, to refinance 8.0% Senior Note holdouts

Point 3 – Consent Solicitation

- As a condition to the exchange, the Company is soliciting consents from our 10% and 10.5% secured note holders to allow us to use cash for repayment or open market purchases of the unsecured notes and refinancings thereof

Exchange Transaction Mechanics

Exchange Details

- The Exchange will provide participants with consideration that includes a pro rata share of $26.5 million of cash, 13.5% Unsecured Notes, and 5.0% Unsecured Notes.

Participation Requirements:

- Minimum participation: $140.0 million
- Maximum participation: $185.0 million

New Issuance Details:

- 13.5% Unsecured Notes
  - $71.6mm – $99.9 million face value
  - 8 year maturity
  - Non-call in year 1; T+50bps make-whole call in years 2 through 7; callable at par in year 8
- 5.0% Unsecured Notes
  - $71.3mm – $99.4 million face value
  - 22 year maturity
  - Non-call in year 1; T+50bps make-whole call in year 2; thereafter callable in year 3 at half the coupon and in year 4 and thereafter at par

Hovnanian Enterprises, Inc.

Exchange Transaction Mechanics

Illustrative Exchange Economics		*($ in actual)*
Illustrative Participation Amount		$185,000,000
Cash Tender		
A	**$26mm Bonds Purchased for Cash at 102%**	**$26,520,000**
Debt Consideration		
Exchange Participation		185,000,000
Less: Face Value of Bonds Purchased for Cash		(26,000,000)
Debt for Exchange Ratio		**$159,000,000**
13.5% Unsecured Notes Exchange Ratio		0.62827x
B	**13.5%'s Issued**	**$99,894,930**
5.0 % Unsecured Notes Exchange Ratio		0.62500x
C	**5.0% Issued**	**$99,375,000**
D	**Total Consideration**	**$225,789,930**
Total Consideration Per $1,000 Bond Participant		
A	**Total Cash Received**	**$143**
B	**Total Face Value of 13.5%'s**	**$540**
C	**Total Face Value of 5.0%'s**	**$537**
Total Face Value of Consideration		**$1,220**

Point 4 – Additional GSO Capital

In addition to the $132.5 million 5% unsecured term loan and the $80 million delayed draw on that facility, GSO has also committed to providing the additional sources of capital:

- $125.0 million Senior Secured Revolver, to be made available in 2018 to repay $75.0 million Super Priority Term Loan and provide incremental liquidity
- $25 million additional financing via tack on to existing 10.5% Senior Secured Notes due 2024 in January 2019, which provides incremental liquidity

Summary of Refinancing Transactions

Key Dates & Timeline

- **December 28, 2017:** Exchange and consent solicitation launch
- **January 12, 2018:** Consent solicitation expiration
- **January 29, 2018:** Exchange expiration
- **Early February 2018:** Exchange closing and closing of 7.0% Senior Notes refinancing
- **Mid 2018:** Senior Secured Revolver available
- **January 2019:** $25 million tack on to existing 10.5% Senior Secured Notes

Hovnanian Enterprises, Inc.

Pre and Pro Forma Maturity Profile

As of October 31, 2017

($ in millions)



$56
$52
$133
$75
(1)
$236
$75
$195
$440
$400
Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q1 '40
Super Priority TL
1st Lien (Old Group)
New Secured Group
Unsecured

Pro Forma for Refinancing of 7% and 8% Senior Unsecured Notes

($ in millions)

Assumes $185 million participation



$52
$75
$26
$75
$195
$440
$400
$100
$184 (2)
$100
Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q1 '40
Super Priority TL
1st Lien (Old Group)
New Secured Group
Unsecured
Unsecured Term Loan

Note: Shown on a calendar year basis, at face value.

Note: Excludes non-recourse mortgages.

[1] Provided that if any of K. Hovnanian's 7.0% Notes due January 15, 2019 remain outstanding on October 15, 2018 or if any refinancing indebtedness with respect to the 7.0% Notes has a maturity date prior to January 15, 2021, the maturity date of the Term Loan Facility will be October 15, 2018.

[2] Assumes $51.0 million use of 5.0% additional commitment to refinance non-participants

Pre and Pro Forma Maturity Profile

Pro Forma for Refinancing of 7% and 8% Senior Unsecured Notes



($ in millions)
Assumes $185 million participation
$52
$75
$26
$75
$195
$440
$400
$100
$184(1)
$100
Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q1 '40
Super Priority TL
1st Lien (Old Group)
New Secured Group
Unsecured
Unsecured Term Loan

Pro Forma for Refinancing of 7% and 8% Senior Unsecured Notes and Senior Secured Revolver in September 2018



($ in millions)
Assumes $185 million participation
$26
$75
$195
$440
$125
$400
$100
$184(1)
$100
Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Q1 '24 Q2 '24 Q3 '24 Q4 '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Q2 '26 Q3 '26 Q4 '26 Q1 '27 Q1 '40
1st Lien (Old Group)
New Secured Group
Unsecured
First Lien Revolver(2)
Unsecured Term Loan

Note: Shown on a calendar year basis, at face value.

Note: Excludes non-recourse mortgages.

[1] Assumes $51.0 million use of 5.0% additional commitment to refinance non-participants

[2] Becomes a term loan in December 2019 with final maturity in December 2022

Hovnanian Enterprises®, Inc.